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                                 GUARANTEE AGREEMENT



                             Dated as of January 2, 1996


                                       between

                               Certain Subsidiaries of
                                  Inamed Corporation


                                         and


                             Santa Barbara Bank & Trust,


                                      as Trustee



          *****************************************************************

                                  TABLE OF CONTENTS


                                                                            Page

Section 1.  Definitions and Interpretation . . . . . . . . . . . . . . . .     1
        1.01 Certain Defined Terms . . . . . . . . . . . . . . . . . . . .     1
        1.02 Interpretation. . . . . . . . . . . . . . . . . . . . . . . .     2

Section 2.  The Guarantee . . . . . . . . . . . . . . . . . . . . . . . . .    2
        2.01  Guarantee . . . . . . . . . . . . . . . . . . . . . . . . . .    2
        2.02  Acknowledgements, Waivers and Consents. . . . . . . . . . . .    2
        2.03  Understanding With Respect to Waivers and Consents. . . . . .    7
        2.04  Subrogation . . . . . . . . . . . . . . . . . . . . . . . . .    8
        2.05  Reinstatement . . . . . . . . . . . . . . . . . . . . . . . .    8
        2.06  Remedies. . . . . . . . . . . . . . . . . . . . . . . . . . .    8
        2.07  Subordination of Indebtedness of the Company; Security
              Interest. . . . . . . . . . . . . . . . . . . . . . . . . . .    9
        2.08  Limitation on . . . . . . . . . . . . . . . . . . . . . . . .    9
        2.09  Rights of Contribution. . . . . . . . . . . . . . . . . . . .    9

Section 3.  Representations of the Guarantors . . . . . . . . . . . . . . .   10
        3.01  Corporate Existence . . . . . . . . . . . . . . . . . . . . .   10
        3.02  Financial Condition . . . . . . . . . . . . . . . . . . . . .   10
        3.03  Litigation. . . . . . . . . . . . . . . . . . . . . . . . . .   10
        3.04  No Breach . . . . . . . . . . . . . . . . . . . . . . . . . .   10
        3.05  Corporate Action. . . . . . . . . . . . . . . . . . . . . . .   11
        3.06  Approvals . . . . . . . . . . . . . . . . . . . . . . . . . .   11
        3.07  Taxes . . . . . . . . . . . . . . . . . . . . . . . . . . . .   11
        3.08  Certain Regulations . . . . . . . . . . . . . . . . . . . . .   11

Section 4.  Covenants of the Guarantors . . . . . . . . . . . . . . . . . .   11
        4.01  Books and Records . . . . . . . . . . . . . . . . . . . . . .   11
        4.02  Litigation. . . . . . . . . . . . . . . . . . . . . . . . . .   12
        4.03  Corporate Existence, Etc. . . . . . . . . . . . . . . . . . .   12

Section 5.  Miscellaneous Provisions . . . . . . . . . . . . . . . . . . .   12
        5.01  Trustee . . . . . . . . . . . . . . . . . . . . . . . . . . .   12
        5.02  Waiver. . . . . . . . . . . . . . . . . . . . . . . . . . . .   12
        5.03  Notices . . . . . . . . . . . . . . . . . . . . . . . . . . .   13
        5.04  Expenses, Etc.. . . . . . . . . . . . . . . . . . . . . . . .   13
        5.05  Amendments, Etc.. . . . . . . . . . . . . . . . . . . . . . .   13
        5.06  Successors and Assigns. . . . . . . . . . . . . . . . . . . .   13
        5.07  Survival. . . . . . . . . . . . . . . . . . . . . . . . . . .   13
        5.08  Agreements Superseded . . . . . . . . . . . . . . . . . . . .   14
        5.09  Severability. . . . . . . . . . . . . . . . . . . . . . . . .   14
        5.10  Captions. . . . . . . . . . . . . . . . . . . . . . . . . . .   14


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        5.11  Counterparts. . . . . . . . . . . . . . . . . . . . . . . . .   14
        5.12  GOVERNING LAW; SUBMISSION TO JURISDICTION . . . . . . . . . .   14
        5.13  WAIVER OF JURY TRIAL. . . . . . . . . . . . . . . . . . . . .   14


Exhibit A - Joinder


                                 GUARANTEE AGREEMENT

                                 GUARANTEE AGREEMENT


               This GUARANTEE AGREEMENT (this "Guarantee") dated as of January 2, 1996 is made between the Subsidiaries of Inamed Corporation listed on the signature pages hereof and who execute a Joinder hereto in the form of Exhibit A hereto (collectively, the "Guarantors") and Santa Barbara Bank & Trust, as trustee for the benefit of the holders of Inamed Corporation's 11% Secured Convertible Notes due 1999 (in such capacity, the "Trustee").

               The Indenture dated as of January 2, 1996 (the "Indenture") between Inamed Corporation, a Florida corporation (the "Company") and the Trustee provides, subject to its terms and conditions, for the issuance by the Company of its 11% Secured Convertible Notes due 1999 to the purchasers thereof (the "Purchasers") pursuant to the Note Purchase Agreement dated as of January 2, 1996 (the "Note Purchase Agreement"). It is a condition to the purchase of the Notes by the Purchasers that each Guarantor shall have executed and delivered, and granted the Liens provided for, in this Guarantee.

               To induce the Trustee to enter into the Indenture, and to induce the Purchasers to purchase the Notes, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Guarantor has agreed to guarantee jointly and severally the Guaranteed Obligations. Accordingly, the Guarantors agree with the Trustee as follows:

               Section
1.  Definitions and Interpretation.

               1.011 Certain Defined Terms. Unless otherwise defined, all capitalized terms used in this Guarantee that are defined in the Indenture or in the Note Purchase Agreement (including those terms incorporated therein by reference) shall have the respective meanings assigned to them in the Indenture or the Note Purchase Agreement, as applicable. In addition, the following terms shall have the following meanings under this Guarantee:

               "Guaranteed Obligations" means any and all Obligations and any and all obligations of the Company at any time and from time to time for the performance by it of its agreements, covenants and undertakings under or in respect of the Indenture Documents.

               "Indenture Documents" shall have the meaning assigned to the term "Documents" in the Indenture.

               "Material Adverse Effect" shall mean a material adverse effect on (a) the property, business, operations, financial condition, prospects, liabilities or capitalization of the Company and its Subsidiaries taken as a whole, (b) the ability of any Guarantor to perform its obligations under any of the Indenture Documents to which it is a party, (c) the validity or enforceability of any of the Indenture Documents, (d) the rights, remedies, powers and privileges of the Holders and the Trustee under any of the Indenture Documents or (e) the timely payment of the Guaranteed Obligations.


                                 GUARANTEE AGREEMENT
                                          1

               "Obligations" shall mean the principal of any Security, interest, fees and any other amount payable by the Company at any time and from time to time under any Indenture Document.

               "Signing Date" shall mean the date on which a respective Guarantor shall sign and deliver this Guarantee, whether directly or through execution and delivery of a Joinder hereto.

               1.012 Interpretation. In this Guarantee, unless otherwise indicated, the singular includes the plural and plural the singular; words importing any gender include the other gender; references to statutes or regulations are to be construed as including all statutory or regulatory provisions consolidating, amending or replacing the statute or regulation referred to; references to "writing" include printing, typing, lithography and other means of reproducing words in a tangible visible form; the words "including," "includes" and "include" shall be deemed to be followed by the words "without limitation"; references to articles, sections (or subdivisions of sections), exhibits, annexes or schedules are to this Guarantee; references to agreements and other contractual instruments shall be deemed to include all subsequent amendments, extensions and other modifications to such instruments (without, however, limiting any prohibition on any such amendments, extensions or modifications by the terms of this Guarantee); and references to Persons include their respective successors and permitted assigns and, in the case of governmental Persons, Persons succeeding to their respective functions and capacities.

               Section 2.  The Guarantee

               1.021   Guarantee.  Subject to the limitation set forth in
Section 2.08, the Guarantors hereby jointly and severally guarantee to the Trustee for the benefit of each Holder the timely payment in full when due (whether at stated maturity, by acceleration or otherwise) and performance of the Guaranteed Obligations in each case strictly in accordance with their terms. The Guarantors hereby further jointly and severally agree that if the Company shall fail to pay in full when due (whether at stated maturity, by acceleration or otherwise) all or any part of the Guaranteed Obligations, the Guarantors will immediately pay the same, without any demand or notice whatsoever, and that in the case of any extension of time of payment or renewal of all or any part of the Guaranteed Obligations, the same will be timely paid in full when due (whether at extended maturity, by acceleration or otherwise) in accordance with the terms of such extension or renewal. The obligations of the Guarantors under this Section 2 are irrevocable and unconditional in nature and are made with respect to any Guaranteed Obligations now existing or in the future arising.
The Guarantors' liability under this Guarantee shall continue until full satisfaction of all Guaranteed Obligations. The obligations of the Guarantors constitute a guarantee of due and punctual payment and performance and not merely a guarantee of collection.

               1.022 Acknowledgements, Waivers and Consents. Each Guarantor acknowledges that the obligations undertaken by it under this Guarantee involve the guarantee of obligations of Persons other than such Guarantor and that such obligations of such Guarantor are absolute, irrevocable and unconditional under any and all circumstances. In full recognition and in furtherance of the foregoing, each Guarantor agrees that:


                                 GUARANTEE AGREEMENT
                                          2

                       (a) Without affecting the enforceability or effectiveness of this Guarantee in accordance with its terms and without affecting, limiting, reducing, discharging or terminating the liability of such Guarantor, or the rights, remedies, powers and privileges of the Trustee under this Guarantee, the Trustee and the Holders may, at any time and from time to time and without notice or demand of any kind or nature whatsoever:

                               (i)     amend, supplement, modify, extend,
renew, waive, accelerate or otherwise change the time for payment or performance of, or the terms of, all or any part of the Guaranteed Obligations (including any increase or decrease in the rate or rates of interest on all or any part of the Guaranteed Obligations);

                               (ii)    amend, supplement, modify, extend,
renew, waive or otherwise change, or enter into or give, any Indenture Document or any agreement, security document, guarantee, approval, consent or other instrument with respect to all or any part of the Guaranteed Obligations, any Indenture Document or any such other instrument or any term or provision of the foregoing;

                               (iii)   accept or enter into new or additional
agreements, security documents, guarantees or other instruments in addition to, in exchange for or relative to any Indenture Document, all or any part of the Guaranteed Obligations or any collateral now or in the future serving as security for the Guaranteed Obligations;

                               (iv)    accept or receive (including from any
other Guarantor) partial payments or performance on the Guaranteed Obligations (whether as a result of the exercise of any right, remedy, power or privilege or otherwise);

                               (v)     accept, receive and hold any additional
collateral for all or any part of the Guaranteed Obligations (including from any other Guarantor);

                               (vi)    release, reconvey, terminate, waive,
abandon, allow to lapse or expire, fail to perfect, subordinate, exchange, substitute, transfer, foreclose upon or enforce any collateral, security documents or guarantees (including the obligations of any other Guarantor) for or relative to all or any part of the Guaranteed Obligations;

                               (vii)   apply any collateral or the proceeds of
any collateral or guarantee (including the obligations of any other Guarantor) to all or any part of the Guaranteed Obligations in such manner and extent as the Trustee or any Holder may in its discretion determine;

                               (viii)  release any Person (including any other
Guarantor) from any personal liability with respect to all or any part of the Guaranteed Obligations;

                               (ix)    settle, compromise, release, liquidate
or enforce upon such terms and in such manner as the Trustee or the Holders may determine or as applicable law may dictate


                                 GUARANTEE AGREEMENT
                                          3
all or any part of the Guaranteed Obligations or any collateral on or guarantee of all or any part of the Guaranteed Obligations (including with any other Guarantor);

                               (x)     consent to the merger or consolidation
of, the sale of substantial assets by, or other restructuring or termination of the corporate existence of the Company or any other Person (including any other Guarantor);

                               (xi)    proceed against the Company, such or any
other Guarantor or any other guarantor of all or any part of the Guaranteed Obligations or any collateral provided by any Person and exercise the rights, remedies, powers and privileges of the Trustee and the Holders under the Indenture Documents or otherwise in such order and such manner as the Trustee or the Holders may, in its or their discretion, determine, without any necessity to proceed upon or against or exhaust any collateral, right, remedy, power or privilege before proceeding to call upon or otherwise enforce this Guarantee as to any Guarantor;

                               (xii)   foreclose upon any deed of trust,
mortgage or other instrument creating or granting liens on any interest in real property by judicial or nonjudicial sale or by deed in lieu of foreclosure, bid any amount or make no bid in any foreclosure sale or make any other election of remedies with respect to such liens or exercise any right of set-off;

                               (xiii)  obtain the appointment of a receiver
with respect to any collateral for all or any part of the Guaranteed Obligations and apply the proceeds of such receivership as the Trustee or any Holder may in its discretion determine (it being agreed that nothing in this clause (xiii) shall be deemed to make the Trustee or any Holder a party in possession in contemplation of law, except at its option);

                               (xiv)   enter into such other transactions or
business dealings with any other Guarantor, the Company, any Subsidiary or Affiliate of the Company or any other guarantor of all or any part of the Guaranteed Obligations as the Trustee or any Holder may desire; and

                               (xv)    do all or any combination of the actions
set forth in this Section 2.02(a).

                       (b) The enforceability and effectiveness of this Guarantee and the liability of the Guarantors, and the rights, remedies, powers and privileges of the Trustee and the Holders, under this Guarantee shall not be affected, limited, reduced, discharged or terminated, and each Guarantor hereby expressly waives to the fullest extent permitted by law any defense now or in the future arising, by reason of:

                               (i)     the illegality, invalidity or
unenforceability of all or any part of the Guaranteed Obligations, any Indenture Document or any agreement, security document, guarantee or other instrument relative to all or any part of the Guaranteed Obligations;


                                 GUARANTEE AGREEMENT
                                          4

                               (ii)    any disability or other defense with
respect to all of any part of the Guaranteed Obligations of the Company, any other Guarantor or any other guarantor of all or any part of the Guaranteed Obligations, including the effect of any statute of limitations that may bar the enforcement of all or any part of the Guaranteed Obligations or the obligations of any such other guarantor;

                               (iii)   the illegality, invalidity or
unenforceability of any security or guarantee for all or any part of the Guaranteed Obligations or the lack of perfection or continuing perfection or failure of the priority of any lien on any collateral for all or any part of the Guaranteed Obligations;

                               (iv)    the cessation, for any cause whatsoever,
of the liability of the Company, any other Guarantor or any other guarantor of all or any part of the Guaranteed Obligations (other than, subject to Section 2.05, by reason of the full payment and performance of all Guaranteed Obligations);

                               (v)     any failure of the Trustee or the
Holders to marshal assets in favor of the Company or any other Person (including any other Guarantor), to exhaust any collateral for all or any part of the Guaranteed Obligations, to pursue or exhaust any right, remedy, power or privilege it may have against any other Guarantor, the Company, any other guarantor of all or any part of the Guaranteed Obligations or any other Person or to take any action whatsoever to mitigate or reduce such or any other Guarantor's liability under this Guarantee, neither the Trustee nor any Holder being under any obligation to take any such action notwithstanding the fact that all or any part of the Guaranteed Obligations may be due and payable and that the Company may be in default of its obligations under any Indenture Document;

                               (vi)    any failure of the Trustee or the
Holders to give notice of sale or other disposition of any collateral (including any notice of any judicial or nonjudicial foreclosure or sale of any interest in real property serving as collateral for all or any part of the Guaranteed Obligations) for all or any part of the Guaranteed Obligations to the Company, any Guarantor or any other Person or any defect in, or any failure by any Guarantor or any other Person to receive, any notice that may be given in connection with any sale or disposition of any collateral;

                               (vii)   any failure of the Trustee or the
Holders to comply with applicable laws in connection with the sale or other disposition of any collateral for all or any part of the Guaranteed Obligations;

                               (viii)  any judicial or nonjudicial foreclosure
or sale of, or other election of remedies with respect to, any interest in real property or other collateral serving as security for all or any part of the Guaranteed Obligations, even though such foreclosure, sale or election of remedies may impair the subrogation rights of any Guarantor or may preclude any Guarantor from obtaining reimbursement, contribution, indemnification or other recovery from any other Guarantor, the Company, any other guarantor or any other Person and even though the Company may not, as a result of such foreclosure, sale or election of remedies, be liable for any deficiency;


                                 GUARANTEE AGREEMENT
                                          5

                               (ix)    any benefits the Company, any Guarantor
or any other guarantor may otherwise derive from the laws of any jurisdiction of the nature of a "one-form-of-action," "anti-deficiency" or "security-first" rule;

                               (x)     any act or omission of the Trustee, any
Holder or any other Person that directly or indirectly results in or aids the discharge or release of the Company or any other Guarantor of all or any part of the Guaranteed Obligations or any security or guarantee for all or any part of the Guaranteed Obligations by operation of law or otherwise;

                               (xi)    any law which provides that the
obligation of a surety or guarantor must neither be larger in amount nor in other respects more burdensome than that of the principal or which reduces a surety's or guarantor's obligation in proportion to the principal obligation;

                               (xii)   the possibility that the obligations of
the Company to the Trustee and the Holders may at any time and from time to time exceed the aggregate liability of the Guarantors under this Guarantee;

                               (xiii)  any counterclaim, set-off or other claim
which the Company or any other Guarantor has or alleges to have with respect to all or any part of the Guaranteed Obligations;

                               (xiv)   any failure of the Trustee or any Holder
to file or enforce a claim in any bankruptcy or other proceeding with respect to any Person;

                               (xv)    the election by the Trustee or any
Holder, in any bankruptcy proceeding of any Person, of the application or nonapplication of Section 1111(b)(2) of the Bankruptcy Code;

                               (xvi)   any extension of credit or the grant of
any Lien under Section 364 of the Bankruptcy Code;

                               (xvii)  any use of cash collateral under Section
363 of the Bankruptcy Code;

                               (xviii) any agreement or stipulation with
respect to the provision of adequate protection in any bankruptcy proceeding of any Person;

                               (xix)   the avoidance of any Lien in favor of
the Trustee or any Holder for any reason;

                               (xx)    any bankruptcy, insolvency,
reorganization, arrangement, readjustment of debt, liquidation or dissolution proceeding commenced by or against any Person, including any discharge of, or bar or stay against collecting, all or any part of the Guaranteed


                                 GUARANTEE AGREEMENT
                                          6

Obligations (or any interest on all or any part of the Guaranteed Obligations) in or as a result of any such proceeding;

                               (xxi)   any action taken by the Trustee or any
Holder that is authorized by this Section 2.02 or otherwise in this Guarantee or by any other provision of any Indenture Document or any omission to take any such action; or

                               (xxii)  any other circumstance whatsoever that
might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor.

                       (c) Each Guarantor expressly waives, for the benefit of the Trustee and the Holders, all set-offs and counterclaims and all presentments, demands for payment or performance, notices of nonpayment or nonperformance, protests, notices of protest, notices of dishonor and all other notices or demands of any kind or nature whatsoever with respect to the Guaranteed Obligations, and all notices of acceptance of this Guarantee or of the existence, creation, incurring or assumption of new or additional Guaranteed Obligations. Each Guarantor further expressly waives the benefit of any and all statutes of limitation and any and all laws providing for the exemption of property from execution or for valuation and appraisal upon foreclosure, to the maximum extent permitted by applicable law.

                       (d) Each Guarantor represents and warrants to the Trustee and the Holders that it has established adequate means of obtaining financial and other information pertaining to the business, operations and condition (financial and otherwise) of the Company and its properties on a continuing basis and that such Guarantor is now and will in the future remain fully familiar with the business, operations and condition (financial and otherwise) of the Company and its properties. Each Guarantor further represents and warrants that it has reviewed and approved each of the Indenture Documents and is fully familiar with the transaction contemplated by the Indenture Documents and that it will in the future remain fully familiar with such transaction and with any new Indenture Documents and the transactions contemplated by such Indenture Documents. Each Guarantor hereby expressly waives and relinquishes any duty on the part of the Trustee or the Holders (should any such duty exist) to disclose to such or any other Guarantor any matter of fact or other information related to the business, operations or condition (financial or otherwise) of the Company or its properties or to any Indenture Document or the transactions undertaken pursuant to, or contemplated by, any such Indenture Document, whether now or in the future known by the Trustee or any Holder.

                       (e) Each Guarantor intends that its rights and obligations shall be those expressly set forth in this Guarantee and that its obligations shall not be affected, limited, reduced, discharged or terminated by reason of any principles or provisions of law which conflict with the terms of this Guarantee.

               1.023   Understanding With Respect to Waivers and Consents.
Each Guarantor warrants and agrees that each of the waivers and consents set forth in this Guarantee are made voluntarily and unconditionally after consultation with outside legal counsel and with full knowledge of their significance and consequences, with the understanding that events giving rise to any defense


                                 GUARANTEE AGREEMENT
                                          7
or right waived may diminish, destroy or otherwise adversely affect rights which such or any other Guarantor otherwise may have against the Company, the Trustee, any Holder or any other Person or against any collateral. If, notwithstanding the intent of the parties that the terms of this Guarantee shall control in any and all circumstances, any such waivers or consents are determined to be unenforceable under applicable law, such waivers and consents shall be effective to the maximum extent permitted by law.

               1.024 Subrogation. Each Guarantor hereby agrees that, until the payment and satisfaction in full of all of the Guaranteed Obligations under the Indenture, it shall not exercise any right, remedy, power or privilege, such as any right of subrogation, contribution or indemnity or related remedy, power or privilege, arising (whether by contract or operation of law, including under the Bankruptcy Code) against the Company, any other Guarantor or any other guarantor of all or any part of the Guaranteed Obligations or any collateral for all or any part of the Guaranteed Obligations by reason of any payment or other performance pursuant to the provisions of this Guarantee and, if any amount shall be paid to such Guarantor on account of such rights, remedies, powers or privileges, it shall hold such amount in trust for the benefit of, and pay the same over to, the Trustee (for the benefit of the Holders) on account of the Guaranteed Obligations. Each Guarantor understands that the exercise by the Trustee or any Holder of any right, remedy, power or privilege that it may have under the Indenture Documents, any agreement, security document, guarantee or other instrument relative to all or any part of the Guaranteed Obligations or otherwise may affect or eliminate such or any other Guarantor's right of subrogation or similar recovery against the Company, any other Guarantor, any other guarantors or any collateral and that such and the other Guarantors may therefore incur partially or totally nonreimbursable liability under this Guarantee. Nevertheless, each Guarantor hereby authorizes and empowers the Trustee and the Holders to exercise, in its or their sole discretion, any combination of such rights, remedies, powers and privileges.

               1.025 Reinstatement. The obligations of each Guarantor under this Section 2 shall be automatically reinstated if and to the extent that for any reason any payment by or on behalf of the Company, any other Guarantor or any other Person or any other application of funds (including the proceeds of any collateral for all or any part of the Guaranteed Obligations) in respect of all or any part of the Guaranteed Obligations is rescinded or must be otherwise restored by any holder of such Guaranteed Obligations, whether as a result of any proceedings in bankruptcy, reorganization or otherwise and the Guarantors jointly and severally agree that it will indemnify the Trustee and each Holder on demand for all reasonable costs and expenses (including fees and expenses of counsel) incurred by the Trustee or such Holder in connection with such rescission or restoration.

               1.026 Remedies. The Guarantors hereby jointly and severally agree that, between each of them and the Trustee (for the benefit of the Holders), the obligations of the Company under the Indenture and the other Indenture Documents may be declared to be forthwith (or may become automatically) due and payable as provided in Section 4.2 of the Indenture for purposes of Section 2.01 notwithstanding any stay, injunction or other prohibition preventing such declaration (or such obligations becoming due and payable as against the Company) and that, in the event of such declaration (or such obligation being deemed due and payable), such obligations (whether or not due and payable by the Company) shall forthwith become due and payable for purposes of Section 2.01.


                                 GUARANTEE AGREEMENT
                                          8

               1.027 Subordination of Indebtedness of the Company; Security Interest.

               (a) Each Guarantor agrees that any indebtedness of the Company now or in the future owed to such Guarantor is hereby subordinated to the Guaranteed Obligations. If the Trustee so requests, any such indebtedness shall be collected, enforced and received by such Guarantor as trustee for the Trustee and shall be paid over to the Trustee (for the benefit of the Holders) in kind on account of the Guaranteed Obligations. If, after the Trustee's request, such Guarantor fails to collect or enforce any such indebtedness or to pay the proceeds of such indebtedness to the Trustee, the Trustee as such Guarantor's attorney-in-fact may do such acts and sign such documents in such Guarantor's name and on such Guarantor's behalf as the Trustee considers necessary or desirable to effect such collection, enforcement or payment, the Trustee being hereby appointed such Guarantor's attorney-in-fact for such purpose.

               (b) Each Guarantor hereby grants to the Trustee (for the benefit of the Holders) a security interest in any indebtedness referred to in
Section 2.07(a) and in any personal property of the Company in which such Guarantor now has or in the future acquires any right, title or interest. Each Guarantor agrees that such security interest shall be additional security for the Guaranteed Obligations and shall be superior to any right of such Guarantor in such property until the Guaranteed Obligations have been fully satisfied and performed.

               1.028 Limitation on Guarantee. In any proceeding involving any state corporate law or any state or federal bankruptcy, insolvency, reorganization or other law affecting the rights of creditors generally, if the obligations of the Guarantors under Section 2.01 would otherwise, taking into account the provisions of Section 2.09, be held or determined to be void, invalid or unenforceable or if the claims of the Trustee or the Holders in respect of such obligations would be subordinated to the claims of any other creditors on account of the Guarantors' liability under Section 2.01, then, notwithstanding any other provision of this Guarantee to the contrary, the amount of such liability shall, without any further action by the Guarantors, any Holder, the Trustee or any other Person, be automatically limited and reduced to the highest amount which is valid and enforceable and not subordinated to the claims of other creditors as determined in such action or proceeding.

               1.029 Rights of Contribution. The Guarantors hereby agree, as between themselves, that if any Guarantor (an "Excess Funding Guarantor") shall pay a portion of the Guaranteed Obligations in excess of the Excess Funding Guarantor's Pro Rata Share (as defined below) of the Guaranteed Obligations, the other Guarantors shall, on demand (but subject to the next sentence), pay to the Excess Funding Guarantor an amount equal to their respective Pro Rata Shares of such Excess Funding Guarantor's payment. The payment obligations of any Guarantor under this Section 2.09 shall be subordinate and subject in right of payment to the prior payment in full and in cash of the obligations of such Guarantor under the other provision of this Section 2, and such Excess Funding Guarantor shall not exercise any right, remedy, power or privilege with respect to such excess until payment and satisfaction in full of all such obligations. For the purposes of this Section 2.09, "Pro Rata Shares" shall mean, for any Guarantor, a fraction (which shall in no event exceed 1.00) the


                                 GUARANTEE AGREEMENT
                                          9
numerator of which is the excess, if any, of the fair value of the assets of such Obligor over a fair estimate of the liabilities of Guarantor and the denominator of which is the excess (but not less than $1.00) of the fair value of the aggregate assets (without duplication) of all Guarantors over a fair estimate of the aggregate liabilities (without duplication) of all Guarantors. All relevant calculations shall be made as of the date such Guarantor became a Guarantor.

               Section 3.  Representations of the Guarantors.  As of the
Signing Date and as of the date of each extension of credit by the Holders, each Guarantor represents to the Trustee and the Holders that:

               1.031   Corporate Existence.  Each of such Guarantor and its
Subsidiaries: (i) is a corporation, partnership or other entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation; (ii) has all requisite corporate or other power, and has all material governmental approvals, necessary to own its assets and carry on its business as now being or as proposed to be conducted; and (iii) is qualified to do business in all jurisdictions in which the nature of the business conducted by it makes such qualification necessary and where the failure so to qualify would have a Material Adverse Effect.

               1.032 Financial Condition. The consolidated balance sheets of the Company and its consolidated Subsidiaries (including such Guarantor) as at December 31, 1994 and the related consolidated statements of income, retained earnings and cash flow of the Company and its consolidated Subsidiaries for the fiscal year then ended, together with the related opinion (in the case of such consolidated balance sheet and statements) of Coopers & Lybrand, and the unaudited consolidated balance sheets of the Company and its consolidated Subsidiaries as at September 30, 1995 and the related consolidated statements of income, retained earnings and cash flow of the Company and its consolidated Subsidiaries for the nine-month period then ended, heretofore furnished to each of the Purchasers, are complete and correct and fairly present the consolidated financial condition of the Company and its consolidated Subsidiaries as at such dates and the consolidated results of their operations for the fiscal year and nine-month period then ended (subject, in the case of such unaudited financial statements, to normal year-end audit adjustments), all in accordance with generally accepted accounting principles and practices applied on a consistent basis. Neither such Guarantor nor any of its Subsidiaries has on the Signing Date any material contingent liabilities, liabilities for taxes, unusual forward or long-term commitments or unrealized or anticipated losses from any unfavorable commitments, except as expressly referred to or reflected or provided for in the most recent balance sheet referred to above. Since September 30, 1995, there has been no material adverse change in the financial condition, operations, business or prospects taken as a whole of the Company and its consolidated Subsidiaries from this set forth in the financial statements as at and for the period ending on that date.

               1.033 Litigation. Except as disclosed to the Holders in writing prior to the Signing Date, there are no legal or arbitral proceedings by or before any governmental Person, now pending or (to the knowledge of such Guarantor) threatened against such Guarantor or its property or any of its Subsidiaries or any of their property that, if adversely determined, could have a Material Adverse Effect.


                                 GUARANTEE AGREEMENT
                                          10

               1.034 No Breach. None of the execution and delivery of this Guarantee, the consummation of the transactions contemplated by this Guarantee or compliance with the terms and provisions of this Guarantee will conflict with or result in a breach of, or require any consent under, the corporate charter or by-laws of such Guarantor, or any applicable governmental rule or regulation, or any agreement or instrument to which such Guarantor or any of its Subsidiaries is a party or by which any of them is bound or to which any of them is subject, or constitute a default under, or result in the acceleration or mandatory prepayment of, any Indebtedness evidenced by, or termination of, any such agreement or instrument, or result in the creation or imposition of any Lien upon any property of such Guarantor or any of its Subsidiaries pursuant to the terms of any such agreement or instrument.

               1.035 Corporate Action. Such Guarantor has all necessary corporate power and authority to execute, deliver and perform its obligations under this Guarantee; the execution, delivery and performance by such Guarantor of this Guarantee have been duly authorized by all necessary corporate action on its part (including any required shareholder approvals); and this Guarantee has been duly and validly executed and delivered by such Guarantor and constitutes its legal, valid and binding obligation, enforceable in accordance with its terms.

               1.036 Approvals. No governmental approvals are necessary for the execution, delivery or performance by such Guarantor of this Guarantee or for the legality, validity or enforceability of this Guarantee.

               1.037 Taxes. Such Guarantor and its Subsidiaries have filed all United States Federal income tax returns and all other material tax returns that are required to be filed by them and have paid all taxes due pursuant to such returns or pursuant to any assessment received by such Guarantor or any of its Subsidiaries and all other related penalties and charges. The charges, accruals and reserves on the books of such Guarantor and its Subsidiaries in respect of taxes and other governmental charges are, in the opinion of such Guarantor, adequate. Such Guarantor has not given or been requested to give a waiver of the statute of limitations relating to the payment of any Federal or other taxes.

               1.038 Certain Regulations. Such Guarantor is not (a) an "investment company," or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, (b) a "holding company," or an "affiliate" of a "holding company" or a "subsidiary company" of a "holding company," within the meaning of the Public Utility Holding Company Act of 1935 or (c) subject to any other governmental rule or regulation restricting its ability to incur Indebtedness or to issue guarantees.

               Section 4. Covenants of the Guarantors. So long as this Guarantee is in effect and until all of the Guaranteed Obligations have been paid in full and the expiration and termination of the Commitments of the Holder under the Credit Guarantee, each Guarantor agrees as follows:

               1.041   Books and Records.  Each Guarantor shall:

               (a) keep full and accurate books and records relating to its business; and


                                 GUARANTEE AGREEMENT
                                          11

               (b) permit representatives of the Trustee, upon reasonable notice, at any time during normal business hours to inspect and make abstracts from its books and records pertaining to financial matters, in such manner as the Trustee may request.

               1.042 Litigation. Such Guarantor will promptly give to the Trustee notice of all legal or arbitral proceedings by or before any governmental Person affecting such Guarantor or any of its Subsidiaries, except proceedings that, if adversely determined, would not have a Material Adverse Effect.

               1.043 Corporate Existence, Etc. Such Guarantor will, and will cause each of its Subsidiaries to: preserve and maintain its corporate existence and all of its material rights, privileges and franchises; comply with the requirements of all applicable governmental rules and regulations if the failure to comply with such requirements have a Material Adverse Effect; pay and discharge all taxes, assessments and governmental charges or levies imposed on it or on its income or profits or on any of its other property prior to the date on which penalties would attach, except for any such tax, assessment, charge or levy, the payment of which is being contested in good faith and by proper proceedings and against which adequate reserves are being maintained; maintain all of its properties used or useful in its business in good working order and condition, ordinary wear and tear and disposition excepted; permit representatives of the Trustee, during normal business hours, to examine, copy and make extracts from its books and records, to inspect its properties, and to discuss its business and affairs with its officers, all to the extent reasonably requested by the Trustee; keep adequate records and books of account, in which complete entries will be made in accordance with GAAP; and keep insured by financially sound and reputable insurers all property of a character usually insured by corporations engaged in the same or similar business similarly situated against loss or damage of the kinds and in the amounts customarily insured against by such corporations and carry such other insurance as is usually carried by such corporations.

               Section 5.  Miscellaneous Provisions.

               1.051 Trustee. As provided in Article 12 of the Indenture, the Trustee acts as collateral trustee for the benefit of the Holders of the Notes for purposes of this Guarantee. In such capacity, the Trustee shall be entitled to all of the rights and benefits accorded the Trustee by Article 5 of the Indenture. Following the payment in full of all Guaranteed Obligations outstanding under the Indenture and the Notes, the provisions of Section 5.7 of the Indenture shall be deemed to continue in full force and effect for the benefit of the Trustee under this Guarantee.

               1.052 Waiver. No failure on the part of the Trustee or any Holder to exercise and no delay in exercising, and no course of dealing with respect to, any right, remedy, power or privilege under this Guarantee shall operate as a waiver of such right, remedy, power or privilege, nor shall any single or partial exercise of any right, remedy, power or privilege under this Guarantee preclude any other or further exercise of any such right, remedy, power or privilege or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges provided in this Guarantee are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.


                                 GUARANTEE AGREEMENT
                                          12

               1.053 Notices. All notices and communications to be given under this Guarantee shall be given or made in writing to the intended recipient at the address specified below or, as to any party, at such other address as shall be designated by such party in a notice to each other party. Except as otherwise provided in this Guarantee, all such communications shall be deemed to have been duly given when transmitted by telecopier or personally delivered or, in the case of a mailed notice, upon receipt, in each case, given or addressed as provided in this Section 8.03:

               To the Guarantors:      Inamed Corporation
                                       3800 Howard Hughes Parkway, #900
                                       Las Vegas, Nevada
                                       Attention:  Michael D. Farney

               To the Trustee:         Santa Barbara Bank & Trust
                                       20 East Carrillo Street
                                       Santa Barbara, California 93101
                                       Attention:  Jay Donald Smith, Esq.

               1.054 Expenses, Etc. The Guarantors jointly and severally agree to pay or to reimburse the Trustee for all costs and expenses (including reasonable attorney's fees and expenses) that may be incurred by the Trustee in any effort to enforce any of the provisions of Section 2 or Section 7, or any of the obligations of the Guarantors in respect of the Collateral or in connection with (a) the preservation of the Lien of, or the rights of the Trustee and the Holders under this Guarantee or (b) any actual or attempted sale, lease, disposition, exchange, collection, compromise, settlement or other realization in respect of, or care of, the Collateral, including all such costs and expenses (and reasonable attorney's fees and expenses) incurred in any bankruptcy, reorganization, workout or other similar proceeding.

               1.055 Amendments, Etc. Any provision of this Guarantee may be modified, supplemented or waived only by an instrument in writing duly executed by each Guarantor and the Trustee (with the consent of the Holders as specified in Section 7.2 of the Indenture). Any such modification, supplement or waiver shall be for such period and subject to such conditions as shall be specified in the instrument effecting the same and shall be binding upon the Trustee and each Holder and each Guarantor, and any such waiver shall be effective only in the specific instance and for the purposes for which given.

               1.056 Successors and Assigns. This Guarantee shall be binding upon and inure to the benefit of each Guarantor, the Trustee and each Holder and their respective successors and permitted assigns.

               1.057 Survival. All representations and warranties made in this Guarantee or in any certificate or other document delivered pursuant to or in connection with this Guarantee shall survive the execution and delivery of this Guarantee or such certificate or other document (as the case may be) or any deemed repetition of any such representation or warranty.


                                 GUARANTEE AGREEMENT
                                          13

               1.058 Agreements Superseded. Except with respect to express references to other Indenture Documents, this Guarantee supersedes all prior agreements and understandings, written or oral, among the parties with respect to the subject matter of this Guarantee.

               1.059 Severability. Any provision of this Guarantee that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Guarantee, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

               5.10 Captions. The table of contents and captions and section headings appearing in this Guarantee are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Guarantee.

               5.11 Counterparts. This Guarantee may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties to this Guarantee may execute this Guarantee by signing any such counterpart.

               5.12 GOVERNING LAW; SUBMISSION TO JURISDICTION. THIS GUARANTEE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF CALIFORNIA. EACH GUARANTOR HEREBY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE CENTRAL DISTRICT OF CALIFORNIA AND OF ANY CALIFORNIA STATE COURT SITTING IN SANTA BARBARA, CALIFORNIA FOR THE PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS GUARANTEE OR THE TRANSACTIONS CONTEMPLATED BY THIS GUARANTEE. EACH GUARANTOR IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

               5.13 WAIVER OF JURY TRIAL. EACH GUARANTOR HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTEE OR THE TRANSACTIONS CONTEMPLATED BY THIS GUARANTEE.


                                 GUARANTEE AGREEMENT
                                          14

               IN WITNESS WHEREOF, the parties have caused this Guarantee to be duly executed and delivered as of the day and year first above written.

                                  BIODERMIS LTD.


                                  By: /s/ Michael D. Farney
                                     --------------------------------
                                     Title: Chief Financial Officer
                                           --------------------------


                                  BIOENTERICS LTD.


                                  By: /s/ Michael D. Farney
                                     --------------------------------
                                     Title: Chief Financial Officer
                                           --------------------------


                                  CHAMFIELD LTD.


                                  By: /s/ Michael D. Farney
                                     --------------------------------
                                     Title: Chief Financial Officer
                                           --------------------------


                                  INAMED B.V.


                                  By: /s/ Michael D. Farney
                                     --------------------------------
                                     Title: Chief Financial Officer
                                           --------------------------


                                  INAMED B.V.B.A.


                                  By: /s/ Michael D. Farney
                                     --------------------------------
                                     Title: Chief Financial Officer
                                           --------------------------


                                  INAMED DO BRASIL LTD.


                                  By: /s/ Michael D. Farney
                                     --------------------------------
                                     Title: Chief Financial Officer
                                           --------------------------


                                 GUARANTEE AGREEMENT
                                          15

                                  INAMED GmbH


                                  By: /s/ Michael D. Farney
                                     --------------------------------
                                     Title: Chief Financial Officer
                                           --------------------------


                                  INAMED LTD.


                                  By: /s/ Michael D. Farney
                                     --------------------------------
                                     Title: Chief Financial Officer
                                           --------------------------


                                  INAMED S.A.


                                  By: /s/ Michael D. Farney
                                     --------------------------------
                                     Title: Chief Financial Officer
                                           --------------------------


                                  INAMED S.R.L.


                                  By: /s/ Michael D. Farney
                                     --------------------------------
                                     Title: Chief Financial Officer
                                           --------------------------


                                  INAMED S.A.R.L.


                                  By: /s/ Michael D. Farney
                                     --------------------------------
                                     Title: Chief Financial Officer
                                           --------------------------


                                  McGHAN LIMITED


                                  By: /s/ Michael D. Farney
                                     --------------------------------
                                     Title: Chief Financial Officer
                                           --------------------------


                                  SANTA BARBARA BANK & TRUST


                                  By: /s/ Jay D. Smith
                                     --------------------------------
                                      Title:

                                 GUARANTEE AGREEMENT
                                          16

                                      Exhibit A

                                          to

                                 Guarantee Agreement


     THIS INSTRUMENT OF JOINDER ("Joinder") is executed as of ____________, 19__, by ______________________________, a _____________________ ("Joining
Party") and delivered to Santa Barbara Bank & Trust, as Trustee, pursuant to the Guarantee Agreement dated as of January 2, 1996 made by certain subsidiaries of Inamed Corporation (the "Company") in favor of the Trustee for the benefit of the Holders of the Company's Secured Convertible Notes due 1999 (the "Security Agreement"). Terms used but not defined in this Joinder shall have the meanings defined for those terms in the Guarantee Agreement or the Indenture (as defined below).

                                       RECITALS

     (a) The Guarantee Agreement was made by the Obligors in favor of the Trustee pursuant to that certain Indenture (the "Indenture") dated as of January 2, 1996 by and among the Company and the Trustee.

     (b) Joining Party is or has become a Subsidiary of the Company or one of the Company's Subsidiaries and, as such, is required pursuant to the Indenture to become an Obligor.

     (c) Joining Party expects to realize direct and indirect benefits as a result of the availability to the Company of the credit under the Indenture.

     NOW, THEREFORE, Joining Party agrees as follows:

                                      AGREEMENT

     (1) By this Joinder, Joining Party becomes an "Obligor" under and pursuant to the Guarantee Agreement. Joining Party agrees that, upon its execution hereof, it will become an Obligor under the Guarantee Agreement with respect to all obligations of the Company heretofore or hereafter incurred under the Indenture or the Securities, and will be bound by all terms, conditions and duties applicable to an Obligor under the Guarantee Agreement.

     (2) The effective date of this Joinder is ________________, 199__.

                                  "Joining Party"

                                  ----------------------------------------
                                  a
                                  ----------------------------------------

                                  By:
                                       ------------------------------------
                                  Name:
                                        ----------------------------------
                                  Title:
                                        ----------------------------------

                                 GUARANTEE AGREEMENT
                                          18